                                                                    EXHIBIT 31.2

                                 CERTIFICATIONS

I, George J. Longo, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-Q  of  The  Quigley
Corporation, a Nevada corporation (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary in order to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)), for the registrant and have:

            a) Designed such disclosure controls and procedures,  or caused such
            disclosure   controls  and  procedures  to  be  designed  under  our
            supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this report is being prepared;

            b)  Evaluated  the  effectiveness  of  the  registrant's  disclosure controls and procedures and presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures, as of the end of the  period  covered by this  report  based on such evaluation; and

            c) Disclosed in this report any change in the registrant's  internal
            control  over   financial   reporting   that  occurred   during  the
            registrant's  most recent fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual report) that has materially
            affected,   or  is  reasonably  likely  to  materially  affect,  the
            registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

            a) All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal  control  over  financial  reporting which are  reasonably  likely to adversely  affect the  registrant's
            ability  to  record,   process,   summarize  and  report   financial
            information; and

            b) Any fraud,  whether or not material,  that involves management or other  employees  who have a  significant  role in the  registrant's internal control over financial reporting.

Date: May 6, 2005

                                                By: /s/ George J. Longo
                                                    ----------------------------
                                                    George J. Longo
                                                    Chief Financial Officer